Independent Auditors' Consent                                   EX-10


The Board of Directors of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account - I

We consent to the use of our reports on the consolidated financial statements of Jackson National Life Insurance Company dated February 2, 2001, and on the financial statements of Jackson National Separate Account - I, dated February 2, 2001, and to the references to our firm under the headings "Financial Statements" in the prospectus and "Services" in the Statement of Additional Information in the Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 33-70472) of Jackson National Separate Account - I.

Our report on the consolidated financial statements of Jackson National Life Insurance Company refers to the adoption of Statement of Position 97-3, "Accounting by Insurance Companies and Other Enterprises for Insurance Related Assessments," effective January 1, 1999.


KPMG LLP


Minneapolis, Minnesota
December 17, 2001